UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-06330

Morgan Stanley Limited Duration U.S. Government Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	May 31,

Date of reporting period:	February 28, 2015

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments • February 28, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (23.4%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$390		2.296%	07/01/36	$414,753
603		2.301	07/01/38	640,698
665		2.313	06/01/38	711,424
801		2.339	05/01/40	861,660
506		2.375	08/01/35	540,825
243		2.397	06/01/37	260,256
793		2.404	09/01/35	847,480
1,150		2.42	03/01/37	1,230,675
815		2.421	07/01/38	871,892
810		2.427	01/01/36	866,064
440		3.586	09/01/40	469,661
	Federal National Mortgage Association, Conventional Pools:
942		1.85	09/01/37	993,212
770		2.219	09/01/38	819,326
884		2.226	10/01/39	942,464
957		2.255	10/01/35	1,020,536
369		2.257	09/01/38	392,981
671		2.312	05/01/39	716,244
587		2.329	05/01/35	626,063
307		2.366	09/01/39	330,496
368		2.388	07/01/39	393,907
980		2.394	10/01/37	1,051,671
	Government National Mortgage Association, Various Pools:
617		1.625	11/20/39-02/20/41	642,077
226		2.00	02/20/40	236,088
	Total Agency Adjustable Rate Mortgages (Cost $15,856,683)			15,880,453

	Agency Bond - Banking (FDIC Guaranteed) (1.3%)
880	NCUA Guaranteed Notes (Cost $878,777)	1.40	06/12/15	882,816

	Agency Bond - Consumer Discretionary (U.S. Government Guaranteed) (1.1%)
757	Safina Ltd. (Cost $757,225)	2.00	12/30/23	753,046

	Agency Bonds - Sovereign (U.S. Government Guaranteed) (3.9%)
1,705	Hashemite Kingdom of Jordan Government AID Bond	2.503	10/30/20	1,752,063
885	Tunisia Government AID Bonds	1.686	07/16/19	892,700
	Total Agency Bonds - Sovereign (U.S. Government Guaranteed) (Cost $2,590,000)			2,644,763

	Agency Fixed Rate Mortgages (39.1%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
1,172		4.00	11/01/41	1,257,202
976		4.50	12/01/24	1,053,834
54		7.50	05/01/35	66,645
31		8.00	08/01/32	39,383
32		8.50	08/01/31	38,660
	Federal National Mortgage Association, Conventional Pools:
1,356		4.00	06/01/24-11/01/41	1,442,292
3,389		4.50	06/01/24-01/01/44	3,696,598
5,245		5.00	12/01/23-03/01/41	5,808,461
2,481		5.50	05/01/41	2,800,131
757		6.00	02/01/37-09/01/37	860,442

407		7.00		04/01/32-03/01/37	467,642
73		7.50		08/01/37	90,918
125		8.00		04/01/33	154,084
54		8.50		10/01/32	67,531
	March TBA:
2,060	(a)	3.00		03/01/30	2,157,013
3,950	(a)	3.50		03/01/30-03/01/45	4,162,532
	Government National Mortgage Association,
	March TBA:
1,340	(a)	4.00		03/20/45	1,424,901
	Various Pools:
283		6.00		11/15/38	322,837
378		7.50		11/15/32	450,074
199		8.50		07/15/30	230,116
	Total Agency Fixed Rate Mortgages (Cost $26,044,022)				26,591,296

	Asset-Backed Security (1.0%)
719	United States Small Business Administration (Cost $718,990)	2.245		09/10/22	709,216

	Collateralized Mortgage Obligations - Agency Collateral Series (21.3%)
	Federal Home Loan Mortgage Corporation
1,025		1.426		08/25/17	1,033,088
717		1.437		01/25/19	720,783
270		1.56		10/25/18	272,541
638		1.615		09/25/18	645,553
2,450		1.655		11/25/16	2,477,191
931		1.691		06/25/18	942,018
721		1.776		04/25/18	729,560
636		1.781		10/25/20	641,598
151		1.873		01/25/18	152,851
843		1.883		05/25/19	849,391
696		2.061		10/25/20	706,557
265		2.086		03/25/19	269,353
549		2.257		10/25/20	560,898
320		2.303		09/25/18	328,167
285		2.323		10/25/18	292,444
483		3.034	(b)	10/25/20	509,520
	Federal National Mortgage Association
257		0.392	(b)	06/25/18	256,931
442		0.595		08/25/15	442,077
249		0.953		11/25/15	249,791
585		1.083		02/25/16	586,707
300		1.626		02/25/18	301,848
587		2.171	(b)	09/25/19	594,410
	Government National Mortgage Association, IO
1,608		5.00		11/20/38	143,662
464		6.057	(b)	03/20/43	73,907
567		6.327	(b)	05/20/40	95,949
1,304		6.328	(b)	08/16/39	169,324
945		6.428	(b)	01/16/40	161,796
1,395		6.628	(b)	08/16/36	294,768
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $14,272,551)				14,502,683

	U.S. Agency Security (3.4%)
2,300	Private Export Funding Corp. (Cost $2,304,784)	1.45		08/15/19	2,277,591

	Short-Term Investments (17.0%)
	U.S. Treasury Securities (16.5%)
486	U.S. Treasury Bill (c)(d)	0.074		06/18/15	485,952
	U.S. Treasury Notes
4,925		0.25		07/31/15-08/15/15	4,928,078

5,800		0.375	06/15/15-08/31/15	5,807,055
	Total U.S. Treasury Securities (Cost $11,226,313)			11,221,085

NUMBER OF SHARES (000)
	Investment Company (0.5%)
354	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (e) (Cost $354,394)			354,394
	Total Short-Term Investments (Cost $11,580,707)			11,575,479

	Total Investments (Cost $75,003,739) (f)(g)		111.5%	75,817,343
	Liabilities in Excess of Other Assets		(11.5)	(7,824,589)
	Net Assets		100.0%	$67,992,754

AID	Agency for International Development.
FDIC	Federal Deposit Insurance Corporation.
IO	Interest Only.
NCUA	National Credit Union Administration.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on February 28, 2015.
(c)	Rate shown is the yield to maturity at February 28, 2015.
(d)	All or a portion of the security was pledged to cover margin requirements for futures contracts and a swap agreement.
(e)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended February 28, 2015, advisory fees paid were reduced by $1,176 relating to the Fund’s investment in the Liquidity Funds.

(f)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and a swap agreement.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Futures Contracts Open at February 28, 2015:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
91	Long	U.S. Treasury 2 yr. Note, Jun-15	$19,890,610	$(6,859)
15	Short	U.S. Treasury 10 yr. Note, Jun-15	(1,916,953)	3,867
123	Short	U.S. Treasury 5 yr. Note, Jun-15	(14,671,594)	24,023
		Net Unrealized Appreciation		$21,031

Interest Rate Swap Agreement Open at February 28, 2015:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED (DEPRECIATION)
Morgan Stanley & Co., LLC*	$4,915	3 Month LIBOR	Receive	1.14%	07/23/17	$(18,679)

*	Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.
LIBOR	London Interbank Offered Rate.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Portfolio of Investments • February 28, 2015 (unaudited)

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities’ fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.  Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2015.

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$15,880,453	$—	$15,880,453
Agency Bond - Banking (FDIC Guaranteed)	—	882,816	—	882,816
Agency Bond - Consumer Discretionary (U.S. Government Guaranteed)	—	753,046	—	753,046
Agency Bonds - Sovereign (U.S. Government Guaranteed)	—	2,644,763	—	2,644,763
Agency Fixed Rate Mortgages	—	26,591,296	—	26,591,296
Asset-Backed Security	—	709,216	—	709,216
Collateralized Mortgage Obligations - Agency Collateral Series	—	14,502,683	—	14,502,683
U.S. Agency Security	—	2,277,591	—	2,277,591
Total Fixed Income Securities	—	64,241,864	—	64,241,864
Short-Term Investments
U.S. Treasury Securities	—	11,221,085	—	11,221,085
Investment Company	354,394	—	—	354,394
Total Short-Term Investments	354,394	11,221,085	—	11,575,479
Futures Contracts	27,890	—	—	27,890
Total Assets	382,284	75,462,949	—	75,845,233
Liabilities:
Futures Contract	(6,859)	—	—	(6,859)
Interest Rate Swap Agreement	—	(18,679)	—	(18,679)
Total Liabilities	(6,859)	(18,679)		(25,538)
Total	$375,425	$75,444,270	$—	$75,819,695

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of February 28, 2015, the Fund did not have any investments transfer between investment levels.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Limited Duration U.S. Government Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
April 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
April 21, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 21, 2015